UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2014
Cavco Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-08822	56-2405642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 North Central Avenue, Suite 800, Phoenix, Arizona	85004
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (602) 256-6263
Not applicable
(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On July 22, 2014, the Company held its 2014 Annual Meeting of Stockholders (“Annual Meeting”) at the Company's headquarters located at 1001 North Central Avenue, Suite 800, Phoenix, Arizona.  The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal Number 1:   Vote to elect the nominees listed below as directors:

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
William C. Boor	8,489,742	16,077	101,999
Joseph H. Stegmayer	7,076,514	1,429,305	101,999

Proposal Number 2:  Vote to ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for fiscal year 2015:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
8,533,508	39,844	34,466	—

Proposal Number 3:  Advisory vote on executive compensation as disclosed in the 2014 Proxy Statement:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
7,800,803	18,477	686,539	101,999

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC.
By:	/s/ James P. Glew
James P. Glew
General Counsel and Secretary

Date:	July 24, 2014